Exhibit 99.1

                         United States Bankruptcy Court
                          Eastern District of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11



            Monthly Operating Report For Month Ending June 28, 2003

     Comes now Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing June 1, 2003 and ending June 28, 2003 as shown by the report and exhibits consisting of __ pages and containing the following, as indicated:


     ___X____    Monthly Reporting Questionnaire (Attachment 1)
     ___X____    Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
     ___X____    Summary of Accounts Receivable (Form OPR - 3)
     ___X____    Schedule of Post - Petition Liabilities (Form OPR - 4)
     ___X____    Statement of Income (Loss) Form OPR - 5)
     ___X____    Statement of Sources and Uses of Cash (Form OPR - 6)


     I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.



Date:                              DEBTOR
      -------------
                                   By:  /s/ William J. Jessie
                                      ---------------------------------------
                                              (Signature)

                                   Name & Title: William J. Jessie, President
                                                 ----------------------------
                                                      (Print or Type)

                                   Address:           US Route 60
                                            ---------------------------------
                                                    Ashland, KY 41101
                                            ---------------------------------
                                  Telephone Number:  (606) 929 - 1200
                                                    -------------------------

                                                           Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: JUNE


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid (1)


                                               Wages Paid         Taxes (2)
     Name and Title of                     ------------------  ----------------
         Executive                           Gross      Net      Due     Paid
         ---------                           -----     -----    -----    -----
William J. Jessie -                        $ 13,360   $ 7,200  $ 8,444  $ 8,444
(President and CFO)
-------------------------------------------------------------------------------
William H. Gerak -                                -         -        -        -
(Vice President of Administration)
-------------------------------------------------------------------------------
Joseph E. Harrison -                              -         -        -        -
(Vice President of Sales and Marketing)
-------------------------------------------------------------------------------
Jack W. Mehalko -                                 -         -        -        -
(Interim President)
-------------------------------------------------------------------------------
Total Executive Payroll:                   $ 13,360   $ 7,200  $ 8,444  $ 8,444
                                          -------------------------------------

2. Insurance - Is workers' compensation and other insurance in effect? __Yes__ Are Payments Current? __YES__ If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder pr cover page.


                     Name of   Coverage            Expiration   Premium  Date of Coverage Pd.
Type                 Carrier    Amount  Policy #     Date        Amount      Through
----                 -------   -------- --------   ----------   -------  -------------------
Casualty:            _______________________________________________________________________
Workers Comp.        _______________________________________________________________________
General Liability:   _______________________________________________________________________
Vehicle:             _______________________________________________________________________
Other  (Specify)     _______________________________________________________________________
                     _______________________________________________________________________

(1) Payroll for executives included salary and retention bonus during the fiscal month of June.

(2) Taxes include payments made by the employer.

                                                           Attachment 1 (Page 2)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: JUNE

3. Bank Accounts

                                              Account Type
                       ---------------------------------------------------------
                         Operating      Tax        Payroll       Other    Total
                       ------------- --------- -------------- ---------- -------
Bank Name              See attached Exhibit A
                       ------------- --------- -------------- ----------
Account #
                       ------------- --------- -------------- ----------
Beginning Book
Balance
                       ------------- --------- -------------- ---------- -------
Plus: Deposits
                       ------------- --------- -------------- ---------- -------
Less: Disbursements
                       ------------- --------- -------------- ---------- -------
Other:
  Transfers
--------------------   ------------- --------- -------------- ---------- -------
Ending Book Balance
                       ------------- --------- -------------- ---------- -------

4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)

Payments To
------------
Professionals (attorneys, accountants, etc.):


                                        Amount         Date           Check #
                                       ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------
                                Total   $       -

Prepetition Creditors:
Revolving line of Credit
(AFCO - Credit Insurance)               $ 210,815    4-Jun-03   Wire Transfer
-------------------------------------  ------------  -------  ---------------------

(National City & SunTrust)          (1) $( 10,669)    Daily    Swept out of Lockbox
-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------
                                Total   $ 200,146

(1) Represents amount escrowed for senior note holders in previous month that was reflected as paydown on revolving line of credit in prior report.

                          Kentucky Electric Steel, Inc.
                  Cash Summary for the Month Ending May 31, 2003

                                                                       EXHIBIT A

                                                    Workers           Health        Cash Collateral                       Petty
                                                  Compensation       Benefits           Lockbox          General           Cash
                                                ----------------  --------------    ---------------  ----------------  ------------
Bank Name                                        National City    National City     National City     National City        KESI
Account #                                           754202055         754202063       754119200          70936836
                                                                                                            98239
Beginning Book Balance                             $ 100,000          $ 455,000       $ 291,420     $ (7,561,816)         $ 400
Plus: Deposits                                             -                  -         448,291                -             -
Less: Disbursements                                        -                  -               -          288,883             -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                                              (23,014)
      Transfer to Professional Fees Account                                                               (7,375)
      Transfer to Bank One Tax Account                                                                    (5,000)
      Transfer to Bank One Tax Account                                                                   (10,000)
      Transfer to NCB Office Account                                                                     (10,553)
      Transfer to NCB Office Account                                                                     (25,000)

  Other
      Paydown on line/fund general account                                             (359,156)         359,156
                                                    ---------         ---------       ---------      ------------         -----
Ending Book Balance                                 $ 100,000         $ 455,000       $ 380,556      $(7,572,485)         $ 400
                                                    =========         =========       =========      ============         =====

                                                     Triton/                             Office          Salary          Hourly
                                                  Republic Note       Tax/Other         Account          Payroll         Payroll
                                                 -----------------  ---------------  ---------------  -------------  --------------
Bank Name                                         National City       Bank One          Bank One       Fifth Third     Fifth Third
                                                  Private Client
                                                       Group
Account #                                         4090-K001-00-7      626225676         626225320        73404006        73404022
                                                                      626225668
Beginning Book Balance                                 $ 137,671        $ 16,979              $ -             $ -             $ -
Plus: Deposits                                               291               -                -               -               -
Less: Disbursements                                            -        $ 28,191                -               -               -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account                                     5,000
      Transfer to Bank One Tax Account                                    10,000
      Transfer to NCB Office Account
      Transfer to NCB Office Account

  Other
      Paydown on line/fund general account
                                                       ---------       ---------         ---------       ---------       ---------
Ending Book Balance                                    $ 137,961       $   3,788               $ -             $ -             $ -
                                                       =========       =========         =========       =========       =========

                                                     Office          Zero Balance        Zero Balance       Lease Payment
                                                    Account         Health Benefit       Workers Comp.          Account
                                                ----------------  ------------------  -------------------  ----------------

Bank Name                                        National City      National City        National City        Fifth Third
Account #                                            39353008            70937158             70999943            73419056
Beginning Book Balance                                $ 4,368                 $ -                 $ -                  $ -
Plus: Deposits                                              -                   -                   -                    -
Less: Disbursements                                    22,291                   -                   -                    -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to NCB Office Account                   10,553
      Transfer to NCB Office Account                   25,000

  Other
      Paydown on line/fund general account
                                                    ---------           ---------            ---------            --------
Ending Book Balance                                  $ 17,630                 $ -                 $ -                  $ -
                                                    =========           =========            =========            ========

                                                Health Benefit       Professional         Total
                                                  Disbursement        Fees Account     All Accounts
                                               ------------------  ----------------  --------------
Bank Name                                         National City      National City
Account #                                            754201570           754201618

Beginning Book Balance                                     $ -           $ 469,611   $ (6,086,367) (1)
Plus: Deposits                                               -                   -        448,582
Less: Disbursements                                          -             399,575        738,940
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                 23,014
      Transfer to Professional Fees Account                                  7,375
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to NCB Office Account
      Transfer to NCB Office Account

  Other
      Paydown on line/fund general account
                                                     ---------           ---------   -------------
Ending Book Balance                                        $ -           $ 100,425   $(6,376,725)
                                                     =========           =========   =============

(1) The cash summary reconciles to the  Monthly Operating Report as follows:

                                           May 31, 2003          June 28, 2003
                                           -------------        --------------
               Cash                        $   629,029            $   260,204
               Restricted Cash                 846,420                935,556
                                           --------------        --------------
                 Total Cash                $ 1,475,449            $ 1,195,760
                                           =============        ==============

    The cash balance per this schedule is as follows:

               Total Cash per Above        $ (6,086,367)         $ (6,376,725)
               Less: Amount
                 Reported as
                 Line of Credit              (7,561,816)           (7,572,485)
                                           -------------        --------------
                 Cash Balance              $  1,475,449          $  1,195,760
                                           =============        ==============

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 1
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: JUNE

                                           February 5,    March 1,     March 29 ,      May 3,        May 31,      June 28,
                                              2003          2003          2003          2003          2003          2003

ASSETS
CURRENT ASSETS
  Other Negotiable instruments
      (i.e.. CD's T-Bills)                         $ -           $ -           $ -
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Accounts receivable (See OPR - 3)          9,734,029     8,478,039     5,972,687     2,842,297     2,149,555     1,866,505
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Less allowance for doubtful accounts               -             -             -             -             -             -
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Inventory, at lower of cost or market     10,346,543     7,815,001     2,462,067             -             -             -
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Prepaid expenses and deposits              2,813,034     2,462,924     1,881,542     1,811,666     1,592,967     1,320,071
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Investments                                        -             -             -             -             -             -
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Other: Operating Supplies,
      rolls, molds, etc.                     4,203,699     4,203,699     4,203,699     4,203,699     4,203,699     4,203,699
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Cash and Restricted cash                   1,092,575     1,931,782     1,291,023     1,433,979     1,475,449     1,195,760
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Other Assets                                  64,794        61,294        60,935        50,953        49,510        49,510
                                          ------------- ------------- ------------- ------------- ------------- -------------
  TOTAL CURRENT ASSETS                    $ 28,254,674  $ 24,952,739  $ 15,871,953  $ 10,342,594   $ 9,471,180   $ 8,635,545
                                          ------------- ------------- ------------- ------------- ------------- -------------
  PROPERTY PLANT AND EQUIPMENT,                    $ -           $ -           $ -           $ -           $ -           $ -
                                          ------------- ------------- ------------- ------------- ------------- -------------
  AT COST
  Less accumulated depreciation                      -             -             -             -             -             -
                                          ------------- ------------- ------------- ------------- ------------- -------------
  NET PROPERTY PLANT AND EQUIPMENT        $ 19,452,338  $ 19,452,338  $ 19,452,338  $ 19,452,338  $ 19,452,338  $ 19,354,479
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Other non current assets                     307,958       304,232       260,771       260,771       260,771       260,771
                                          ------------- ------------- ------------- ------------- ------------- -------------
  Deferred finance charges                     558,815             -             -             -             -             -
                                          ------------- ------------- ------------- ------------- ------------- -------------

  TOTAL ASSETS                            $ 48,573,785  $ 44,709,309  $ 35,585,062  $ 30,055,703  $ 29,184,289  $ 28,250,795
                                          ------------- ------------- ------------- ------------- ------------- -------------



* Itemize if value of "Other Assets" exceed 10% of "Total Assets."

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 2
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: JUNE

                                               February 5,     March 1,     March 29,      May 3,       May 31,       June 28,
                                                   2003           2003          2003          2003          2003          2003
LIABILITIES
POST PETITION LIABILITIES                          $ 204,746     $ 702,564     $ 947,405   $ 1,111,679   $ 1,303,592   $ 1,115,613
                                                ------------  ------------  ------------  ------------  ------------  ------------
PRE PETITION LIABILITIES
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Priority Debt                                    2,629,975     2,592,107     2,098,489     2,068,489     2,068,489     2,068,489
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Secured Debt                                    30,530,705    27,658,910    23,544,655    19,613,859    19,021,483    19,032,152
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Unsecured Debt                                   9,426,688     9,433,310     8,691,905     8,301,017     8,301,017     8,133,037
                                                ------------  ------------  ------------  ------------  ------------  ------------
  TOTAL PRE PETITION LIABILITIES                $ 42,587,368  $ 39,684,328  $ 34,335,049  $ 29,983,364  $ 29,390,988  $ 29,233,678
                                                ------------  ------------  ------------  ------------  ------------  ------------
  TOTAL LIABILITIES                             $ 42,792,114  $ 40,386,892  $ 35,282,454  $ 31,095,043  $ 30,694,580  $ 30,349,291
                                                ------------  ------------  ------------  ------------  ------------  ------------
  SHAREHOLDERS' EQUITY (DEFICIT)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  PREFERRED STOCK                                        $ -           $ -           $ -
                                                ------------  ------------  ------------  ------------  ------------  ------------
  COMMON STOCK                                        50,516        50,516        50,516        50,516        50,516        50,516
                                                ------------  ------------  ------------  ------------  ------------  ------------
  PAID-IN CAPITAL                                 15,817,342    15,817,342    15,817,342    15,817,342    15,817,342    15,817,342
                                                ------------  ------------  ------------  ------------  ------------  ------------
  TREASURY STOCK                                  (4,309,397)   (4,309,397)   (4,309,397)   (4,309,397)   (4,309,397)   (4,309,397)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  RETAINED EARNINGS
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Through filing date                             (5,776,790)   (5,776,790)   (5,776,790)   (5,776,790)   (5,776,790)   (5,776,790)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Post filing date                                         -    (1,459,254)   (5,479,063)   (6,821,011)   (7,291,962)   (7,880,167)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  TOTAL SHAREHOLDERS' EQUITY                     $ 5,781,671   $ 4,322,417     $ 302,608  $ (1,039,340) $ (1,510,291) $ (2,098,496)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $ 48,573,785  $ 44,709,309  $ 35,585,062  $ 30,055,703  $ 29,184,289  $ 28,250,795
                                                ------------  ------------  ------------  ------------  ------------  ------------

CASE NAME: Kentucky
Electric Steel, Inc.         SUMMARY OF ACCOUNTS RECEIVABLE       FORM OPR - 3
                                                                  REV 2/90
CASE NUMBER: 03-10078        MONTH ENDED: JUNE


                                                                        (1)              (1)              (1)             (1)
                                                      TOTAL           CURRENT        1 - 30 DAYS     31 - 60 DAYS    OVER 60 DAYS
                                                                                      PAST DUE         PAST DUE        PAST DUE

DATE OF FILING: FEBRUARY 5, 2003                  $ 10,089,029     $ 7,974,031      $ 1,611,266        $ 479,232        $ 24,500
                ------------------              ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (355,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  9,734,029
                                                ===============

MONTH:      FEBRUARY - (March 1)                  $  8,848,039     $ 6,254,947      $ 2,046,099        $ 435,313       $ 111,680
            ----------------------              ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (370,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  8,478,039
                                                ===============

MONTH:      MARCH - (March 29)                    $  6,357,687     $ 2,637,537      $ 2,788,675        $ 684,222       $ 247,253
            -------------------------           ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (385,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  5,972,687
                                                ===============

MONTH:      April - (May 3)                       $  3,227,297     $   758,907      $ 1,156,614        $ 637,812       $ 673,964
            -------------------------           ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (385,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  2,842,297
                                                ===============

MONTH:      May  - (May 31)                       $  2,464,555     $   215,802      $    98,441       $1,176,763       $ 973,560
            -------------------------           ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (315,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  2,149,555
                                                ===============
MONTH:      June - (June 28)                      $  2,011,505     $    22,750      $         -       $   72,901      $1,915,853
            -------------------------           ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (145,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  1,866,505
                                                ===============


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.

CASE NAME: Kentucky
Electric Steel, Inc.      SUMMARY OF POST PETITION LIABILITIES      FORM OPR - 4
                                                                        REV 2/90
CASE NUMBER: 03-10078     MONTH ENDED:  JUNE

                                            DATE     DATE   TOTAL AMOUNT    0 - 30       31 - 60    61 - 90     OVER
                                          INCURRED    DUE       DUE          DAYS          DAYS       DAYS    90 DAYS

TAXES PAYABLE
  Federal Income Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employer's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employee's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Unemployment Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Sales Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Property Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
                 TOTAL TAXES PAYABLE                           $ 120,776    $ 120,776   $      -    $      -  $      -
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION SECURED DEBT                                  See attached Exhibit B
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION UNSECURED DEBT
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  ACCRUED INTEREST PAYABLE
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  TRADE ACCOUNTS PAYABLE & OTHER:
                 (list separately)
  Total Trade & Other Accounts Payable                        $  994,838    $ 548,922   $109,466   $ 134,466  $209,824
  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------
                                                              See attached Exhibit C
  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  TOTALS                                                      $1,115,613    $ 669,698   $109,466   $ 134,466  $209,824
                                          --------  ------  -------------  -----------  ---------  --------- ----------

Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                                                                       Exhibit B
                          Kentucky Electric Steel, Inc.
              Summary of Post Petition Liabilities - Taxes Payable
                                  June 28, 2003

                                               DATE        DATE        TOTAL      0-30       31-60     61-90          OVER
                                             INCURRED       DUE         DUE       DAYS       DAYS       DAYS        90 DAYS
TAXES PAYABLE
  Sales Tax
        June                                 06/28/03    07/25/03       7,952       7,952       $ -        $ -        $ -
  Property Tax
        2003 Prop. Tax Accrual (5 months)    02/05/03    12/31/03      95,000      95,000       $ -        $ -        $ -
  W.Va. Income Tax
        Salary Payroll                       06/30/03    07/20/03         324         324       $ -        $ -        $ -
  Kentucky license Tax (4 months)            02/05/03     Various      10,000      10,000       $ -        $ -        $ -
  Deleware Franchise Tax (4 months)          02/05/03     Various       7,500       7,500       $ -        $ -        $ -
                                                                    ---------   ---------       ---        ---        ---
                 TOTAL TAXES PAYABLE                                $ 120,776   $ 120,776       $ -        $ -        $ -
                                                                    =========   =========       ===        ===        ===
POSTPETITION SECURED DEBT                                                   -           -         -          -          -
POSTPETITION UNSECURED DEBT                                                 -           -         -          -          -
ACCRUED INTEREST PAYABLE                                                    -           -         -          -          -

                                                                       Exhibit C

                          Kentucky Electric Steel, Inc.
    Summary of Post Petition Liabilities - Trade Accounts Payables and Others
                                  June 28, 2003

                                        DATE         DATE        TOTAL        0-30        31-60        61-90      OVER
Accounts Payable                      INCURRED        DUE         DUE         DAYS         DAYS        DAYS      90 DAYS
----------------                      --------        ---         ---         ----         ----        ----      -------

Trade Accounts Payable
----------------------
Acorn Energy Services Inc              06/10/03     07/10/03        $ 585       $ 585        $ -          $ -        $ -
Cannonsburg Water District             06/30/03     07/25/03          295         295          -            -          -
NationsRent                            06/26/03     07/26/03        1,616       1,616          -            -          -
Alltel                                 06/27/03     07/14/03          103         103          -            -          -
A T & T                                06/13/03     07/08/03           19          19          -            -          -
Ceridian Employer Services             06/25/03     07/05/03          117         117          -            -          -
Core Risk Services                     06/28/03     07/28/03          666         666          -            -          -
The Reserves Network                   06/17/03     07/17/03          828         828          -            -          -
The Wackenhut Corporation              06/22/03     07/22/03        1,069       1,069          -            -          -
The Wackenhut Corporation              06/29/03     07/29/03        1,075       1,075          -            -          -
Earle M Jorgensen Co.                  03/21/03       TBD           6,576       6,576          -            -          -
Ryerson Tull                            Various       TBD           4,170       4,170          -            -          -
The Reserves Network                   06/28/03     07/31/03        2,500       2,500          -            -          -
CSX                                    04/04/03     04/19/03       25,000           -          -       25,000          -
American Electric Power                06/28/03     07/15/03       16,000      16,000
                                                                ---------   ---------   --------    ---------   --------
                                      Trade Accounts Payable     $ 60,619    $ 35,619        $ -     $ 25,000        $ -
                                                                ---------   ---------   --------    ---------   --------


Other
-----
Accrued Health Benefits                03/28/03       TBD        $ 70,000    $ 70,000        $ -          $ -        $ -
Accrued Payrolls                       06/28/03     06/30/03       10,822      10,822          -            -          -
Accrued Professional Fees               Various       TBD         315,175     323,016          -            -          -
Accrued sales leaseback transaction     Various       TBD         538,222     109,466    109,466      109,466    209,824
                                                                ---------   ---------   --------    ---------   --------
                                      Other Accounts Payable    $ 934,219   $ 513,304   $109,466    $ 109,466   $209,824
                                                                ---------   ---------   --------    ---------   --------
                                      Total Accounts Payable    $ 994,838   $ 548,922   $109,466    $ 134,466   $209,824
                                                                ---------   ---------   --------    ---------   --------


CASE NAME: Kentucky
Electric Steel, Inc.              STATEMENT OF INCOME (LOSS)        FORM OPR - 5
                                                                        REV 2/90
CASE NUMBER: 03-10078             MONTH ENDED: JUNE

                                                                                                                FILING
                                        FEBRUARY         MARCH          APRIL          MAY         JUNE         TO DATE

NET REVENUE (INCOME)                   $ 2,600,739    $ 2,370,145    $ 1,782,455     $ 65,869     $ 32,531    $ 6,851,739
                                      -------------   ------------  -------------  -----------  -----------  -------------
COST OF GOODS SOLD
     Materials                                   -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
     Labor - Direct                              -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
     Manufacturing Overhead                      -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
         TOTAL COST OF GOODS SOLD       (3,089,476)    (6,532,328)    (2,521,368)    (310,114)    (315,408)   (12,768,694)
                                      -------------   ------------  -------------  -----------  -----------  -------------
GROSS PROFIT                                     -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
OPERATING EXPENSES                               -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
     Selling and Marketing                       -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
     General and Administrative           (370,304)      (393,192)      (600,050)    (226,351)    (208,446)    (1,798,343)
                                      -------------   ------------  -------------  -----------  -----------  -------------
     Other:                                      -              -              -            -            -              -
                  ----------------    -------------   ------------  -------------  -----------  -----------  -------------
         TOTAL OPERATING EXPENSES       $ (370,304)    $ (393,192)    $ (600,050)  $ (226,351)  $ (208,446)  $ (1,798,343)

INCOME BEFORE INTEREST, DEPRECIATION
     TAXES OR EXTRAORDINARY EXPENSES    $ (859,041)    (4,555,375)   $(1,338,963)  $ (470,596)  $ (491,323)  $ (7,715,298)
                                      -------------   ------------  -------------  -----------  -----------  -------------
INTEREST EXPENSE                            (2,060)        (2,403)        (2,987)      (2,403)      (2,403)       (12,256)
                                      -------------   ------------  -------------  -----------  -----------  -------------
MISCELLANEOUS                                    -              -              2        2,048      (94,479)       (92,429)
                                      -------------   ------------  -------------  -----------  -----------  -------------
DEPRECIATION                                     -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
INCOME TAX EXPENSE (BENEFIT)                     -              -              -            -            -              -
                                      -------------   ------------  -------------  -----------  -----------  -------------
WRITE-OFF OF DEFERRED FINANCING FEE       (545,404)             -              -            -            -       (545,404)
                                      -------------   ------------  -------------  -----------  -----------  -------------
WRITE-OFF OF OTHER DEFERRED CHARGES        (52,749)             -              -            -            -        (52,749)
                                      -------------   ------------  -------------  -----------  -----------  -------------
EXTRAORDINARY INCOME (EXPENSE)   (1)             -        537,969              -            -            -        537,969
                                      -------------   ------------  -------------  -----------  -----------  -------------
         NET INCOME (LOSS)            $ (1,459,254)   $(4,019,809)  $ (1,341,948)  $ (470,951)  $ (588,205)  $ (7,880,167)
                                      =============   ============  =============  ===========  ===========  =============

(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Kentucky
Electric Steel, Inc.      STATEMENT OF SOURCES AND USES OF CASH    FORM OPR - 6
CASE NUMBER: 03-10078     MONTH ENDED: JUNE                        REV 2/90

                                                                                                                        FILING
                                               FEBRUARY         MARCH          APRIL        MAY          JUNE         TO DATE

SOURCES OF CASH
  Income (Loss) From Operations             $(1,459,254)   $(4,019,809)  $ (1,341,948)  $ (470,951)  $ (588,205)  $ (7,880,167)
                                            -----------    -----------   ------------   ----------   ----------   ------------
      Add:  Depreciation, Amortization
      & Other Non-Cash Items                    558,815       (537,969)             -            -            -         20,846
      CASH GENERATED FROM OPERATIONS           (900,439)    (4,557,778)    (1,341,948)    (470,951)    (588,205)    (7,859,321)
                                            -----------    -----------   ------------   ----------   ----------   ------------
  Add: Decrease in Assets:
         Accounts Receivable                  1,259,490      2,505,711      3,140,372      694,185      283,050      7,882,808
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Inventory                            2,531,542      5,352,934      2,462,067            -            -     10,346,543
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Prepaid Expenses & Deposits            350,110        581,381         69,875      218,699      272,896      1,492,961
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Property, Plant & Equipment                  -              -              -            -       97,859         97,859
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Other: Change in Other
            Long-Tem Assets                       3,726         43,461              -            -            -         47,187
                                            -----------    -----------   ------------   ----------   ----------   ------------
      Increase in Liabilities:
         Pre Petition Liabilities                     -              -              -            -            -              -
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Post Petition Liabilities              497,818        244,841        164,274      191,913     (187,979)       910,867
                                            -----------    -----------   ------------   ----------   ----------   ------------
      TOTAL SOURCES OF CASH (A)             $ 3,742,247    $ 4,170,550    $ 4,494,641    $ 633,846   $ (122,379)  $ 12,918,905
                                            -----------    -----------   ------------   ----------   ----------   ------------

USES OF CASH
      Increase in Assets:
         Accounts Receivable                        $ -            $ -            $ -          $ -          $ -            $ -
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Inventory                                    -              -              -            -            -              -
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Prepaid Expenses & Deposits                  -              -              -            -            -              -
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Property, Plant & Equipment                  -              -              -            -            -              -
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Other accured expenses                       -                                                                      -
                                            -----------    -----------   ------------   ----------   ----------   ------------
      Decrease in Liabilities:
         Pre Petition Liabilities           $ 2,903,040    $ 4,811,310    $ 4,351,685    $ 592,376    $ 157,310   $ 12,815,721
                                            -----------    -----------   ------------   ----------   ----------   ------------
         Post Petition Liabilities                    -                                                                      -
                                            -----------    -----------   ------------   ----------   ----------   ------------
      TOTAL USES OF CASH (B)                $ 2,903,040    $ 4,811,310    $ 4,351,685    $ 592,376    $ 157,310   $ 12,815,721
                                            -----------    -----------   ------------   ----------   ----------   ------------

NET SOURCE (USE) OF CASH (A-B=NET)            $ 839,207     $ (640,760)     $ 142,956     $ 41,470   $ (279,689)     $ 103,185
                                            -----------    -----------   ------------   ----------   ----------   ------------

CASH - BEGINNING BALANCE (See OPR-1)        $ 1,092,575    $ 1,931,782    $ 1,291,022  $ 1,433,979  $ 1,475,449    $ 1,092,575
                                            -----------    -----------   ------------   ----------   ----------   ------------

CASH - ENDING BALANCE (See OPR-1)           $ 1,931,782    $ 1,291,022    $ 1,433,979  $ 1,475,449  $ 1,195,760    $ 1,195,760
                                            -----------    -----------   ------------   ----------   ----------   ------------


CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL
                Date                     Payee                     Amount
             ----------- -------------------------------------- --------------
     Account #70936836 & 98239
               6/4/2003  AFCO Credit                                $ 210,815
               6/4/2003  American Electric Power                       15,739
               6/6/2003  Alltel                                           101
               6/6/2003  AT&T                                           2,763
               6/6/2003  Cannonsburg Water District                     4,890
               6/6/2003  Ceridian Employer Services                       274
               6/6/2003  Department Of Tax And Revenue                    324
               6/6/2003  Ikon Office Solutions                            655
               6/6/2003  Ikon Office Solutions                            532
               6/6/2003  Lawnlords Inc                                    850
               6/6/2003  Nations Rent                                     842
               6/6/2003  The Reserves Network                             798
               6/6/2003  The Wackenhut Corporation                      1,062
               6/6/2003  Alltel                                           208
              6/19/2003  Ashland Office Supply                            142
              6/19/2003  AT&T                                           1,359
              6/19/2003  Bhe Environmental Inc                          2,815
              6/19/2003  Browning Ferris Ind                               79
              6/19/2003  CSC                                              285
              6/19/2003  AT&T Wireless Service                            459
              6/19/2003  Columbia Gas Of Kentucky                         127
              6/19/2003  Ceridian Employer Services                       142
              6/19/2003  Core Risk Services                             1,737
              6/19/2003  CSX Transportation                                26
              6/19/2003  Implement Services Inc                            32
              6/19/2003  Ikon Office Solutions                            442
              6/19/2003  Ios Capital                                    5,272
              6/19/2003  American Electric Power                          136
              6/19/2003  Levee Lift Inc                                 1,807
              6/19/2003  Lightyear Communications                         689
              6/19/2003  Marcum Material Handling                         750
              6/19/2003  Nations Rent                                   3,078
              6/19/2003  Professional Maintenance                         214
              6/19/2003  The Reserves Network                           1,687
              6/19/2003  The Wackenhut Corporation                      2,314
              6/24/2003  AICPA                                            269
              6/24/2003  AICPA                                            369
              6/24/2003  AT&T                                           1,053
              6/24/2003  Green Valley Landfill                         10,387
              6/24/2003  Ky State Board Of Accountancy                    100
              6/24/2003  Marcum Material Handling                       1,309
              6/24/2003  Metlife                                           12
              6/24/2003  The Wackenhut Corporation                      1,062
              6/24/2003  Xerox Corp                                       100
              6/25/2003  Kevin Bair                                       197
              6/25/2003  Landen Ray Daniels Tran Co Inc                 4,050
              6/25/2003  AAA Storage Center                             1,595
              6/25/2003  Storage On The Spot Inc.                         466
              6/25/2003  United Energy Inc                              1,279
              6/25/2003  Bank Analysis Charges                            381
              6/27/2003  IBM Auto Wire                                  2,275
                Various  FedEx                                            535
                                                                --------------
                                                                    $ 288,883
                                                                --------------

     Account 626225676 & 626225668
               6/4/2003  Transfer 941 P/R Taxes Hourly Deposit # 1      $ 794
               6/4/2003  Transfer 941 P/R Taxes Hourly Deposit # 1      2,960
               6/4/2003  Transfer 941 P/R Taxes Hourly Deposit # 1        794
               6/4/2003  Transfer KIT Withholding                         652
              6/11/2003  Ky. Treasurer - Sales & Use Tax                7,952
              6/12/2003  Bank Service Charge - June                        62
              6/13/2003  Transfer KIT Withholding                         652
              6/13/2003  Transfer 941 P/R Taxes Hourly Deposit # 2        794
              6/13/2003  Transfer 941 P/R Taxes Hourly Deposit # 2      2,960
              6/13/2003  Transfer 941 P/R Taxes Hourly Deposit # 2        794
              6/27/2003  Transfer 941 P/R Taxes Hourly Deposit # 3        794
              6/27/2003  Transfer 941 P/R Taxes Hourly Deposit # 3      2,703
              6/27/2003  Transfer 941 P/R Taxes Hourly Deposit # 3        794
              6/27/2003  Transfer KIT Withholding                         652
              6/27/2003  Transfer 941 P/R Taxes Hourly Deposit # 3        491
              6/27/2003  Transfer 941 P/R Taxes Hourly Deposit # 3      3,125
              6/27/2003  Transfer 941 P/R Taxes Hourly Deposit # 3        491
              5/27/2003  Transfer KIT Withholding                         724
                                                                --------------
                                                                     $ 28,191
                                                                --------------

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL
                Date                     Payee                     Amount
             ----------- -------------------------------------- --------------

     Account # 39353008
              6/12/2003  West Virginia State Tax Department             $ 334
              6/13/2003  Salary Payroll                                10,553
              6/13/2003  William Gerak                                  2,875
              6/19/2003  Huntington Hose & Hydraulics, Inc.               288
              6/24/2003  Kentucky State Treasurer                          15
              6/27/2003  Salary Payroll - Retention Bonus               8,160
              6/27/2003  Mark Grimm                                        67
                 22,291                                         --------------
                                                                     $ 22,291
                                                                --------------

     Account # 754201618
              6/25/2003  Navigant Consulting, Inc.                  $ 226,791
              6/25/2003  Frost Brown Todd LLC                          98,617
              6/25/2003  Katz, Teller, Brant & Hild, LPA               37,672
              6/25/2003  Thompson Hine LLP                             22,747
              6/25/2003  Stoll, Kennon & Park, LLP                      9,156
              6/25/2003  VanAntwerp, Monge, Jones & Edward LLP          4,592
               399,575                                          --------------
                                                                    $ 399,575
                                                                --------------


                                                                --------------
                                                         Total      $ 738,940
                                                                ==============

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

       Date                             Payee                        Amount
-------------------- ---------------------------------------   -----------------
Account #754119200
           6/5/2003  Fisher Barton Inc                               $ 2,584
           6/5/2003  Hendrickson International                           578
           6/5/2003  Hendrickson International                         2,489
           6/5/2003  Hendrickson International                        17,048
           6/5/2003  Pro Trade Steel Company                          99,442
           6/5/2003  Pro Trade Steel Company                           7,306
           6/5/2003  Lamar Companies                                     750
           6/5/2003  AEP                                                  11
           6/5/2003  Revenue Cabinet                                   2,231
           6/5/2003  Williams Steel & Hardware Company                 3,000
           6/6/2003  Doepker Industries                                5,629
           6/6/2003  Doepker Industries                                1,732
           6/6/2003  Doepker Industries                                2,886
           6/9/2003  A588 & A572 Steel Co                              5,869
           6/9/2003  Valley Blades Limited                             7,028
           6/9/2003  Valley Blades Limited                             4,148
           6/9/2003  Carpenter Tech Corporation                            2
          6/10/2003  Industrias John Deere Sa De Cv                    7,611
          6/11/2003  Central Steel And Wire Co Il                      2,675
          6/11/2003  Central Steel And Wire Co Il                      6,230
          6/11/2003  Central Steel And Wire Co Il                      3,901
          6/11/2003  Central Steel And Wire Co Il                      2,232
          6/11/2003  Central Steel And Wire Co Il                        779
          6/11/2003  Central Steel And Wire Co Il                      1,897
          6/11/2003  Central Steel And Wire Co Il                      3,412
          6/11/2003  Central Steel And Wire Co Il                        985
          6/11/2003  Central Steel & Wire Co.                          2,280
          6/11/2003  Siskin Steel  Supply                              4,672
          6/11/2003  Siskin Steel  Supply                              1,138
          6/11/2003  Transcraft Corp                                  18,222
          6/11/2003  Transcraft Corp                                   1,351
          6/12/2003  Earle M Jorgensen Co                              5,143
          6/12/2003  Landoll Corp                                      5,864
          6/12/2003  McSweeneys Inc                                    7,069
          6/12/2003  Security Steel Supply Co                          3,484
          6/16/2003  Crown Equipment Corp.                             2,448
          6/16/2003  Dayton Parts                                      4,991
          6/16/2003  Dayton Parts                                      6,312
          6/16/2003  Dayton Parts                                      5,090
          6/16/2003  Dayton Parts                                      4,044
          6/16/2003  Dayton Parts                                      2,262
          6/16/2003  Dayton Parts                                      6,292
          6/16/2003  Transcraft Corp                                  17,256
          6/16/2003  Transcraft Corp                                  10,004
          6/16/2003  American Compressed Steel                         4,251
          6/16/2003  Ashland Emergency Medical                           121
          6/16/2003  Tri State Radiology                                  15
          6/17/2003  U.S. Tsubaki Inc                                  1,275
          6/17/2003  U.S. Tsubaki Inc                                  2,253
          6/17/2003  U.S. Tsubaki Inc                                    539
          6/17/2003  U.S. Tsubaki Inc                                  1,272

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

       Date                             Payee                       Amount
-------------------- ---------------------------------------   -----------------

          6/17/2003  U.S. Tsubaki Inc                                  2,166
          6/17/2003  Wilton Precision Steel                            6,107
          6/19/2003  Dubose Steel Inc                                  6,180
          6/19/2003  Dubose Steel Inc                                  6,882
          6/19/2003  Dubose Steel Inc                                  6,656
          6/19/2003  Dubose Steel Inc                                  7,122
          6/19/2003  Dubose Steel Inc                                  1,212
          6/23/2003  ERB  Roberts Inc                                  1,293
          6/24/2003  Bucyrus Blades Incorporated                       5,877
          6/24/2003  Leeco Steel Products  Inc                         2,528
          6/26/2003  ERB  Roberts Inc                                  1,293
          6/26/2003  Jeffrey Chain                                     2,837
          6/26/2003  Jeffrey Chain                                     3,552
          6/26/2003  Jeffrey Chain                                     2,262
          6/26/2003  Wilton Precision Steel                            2,902
          6/26/2003  Wilton Precision Steel                            5,355
          6/26/2003  ERB  Roberts Inc                                    207
          6/26/2003  Lamar Companies                                     750
          6/27/2003  Atmos Energy Corp                                73,008
                                                                 ------------
                                                                   $ 448,291
                                                                 ------------


Account #4090-K001-00-7
          6/30/2003  Interest Income                                     291
                                                                 -----------


                                                                 -----------
                                                            Total  $ 448,582
                                                                 ===========